Note 10 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Service cost including administration	$ 8,240	$ 9,508	$ 10,627
Interest cost	9,254	7,721	9,266
Expected return on plan assets	(16,104)	(17,114)	(15,804)
Amortization of net loss	0	0	9,919
Prior service cost	91	91	91
Net periodic benefit cost	$ 1,481	$ 206	$ 14,099